UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2006 (August 9, 2006)

STERLING BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

TEXAS	0-20750	74-2175590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 North Loop West, Suite 600

Houston, Texas 77092

(Address of principal executive offices) (Zip Code)

(713) 466-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 9, 2006, Sterling Bancshares, Inc. (the “Company”) granted phantom shares pursuant to the Company’s 2003 Stock Incentive and Compensation Plan (the “Plan”) to the following executive officers named in the 2006 Proxy Statement in the amounts indicated below:

Name	Title	Number of Phantom Shares
Stephen C. Raffaele	Executive Vice President and Chief Financial Officer	4,500
Sonny B. Lyles	Executive Vice President and Chief Credit Officer	3,750
Allen D. Brown	Regional CEO – Profit Centers	3,500

The phantom shares were granted in replacement of the unvested shares of restricted stock previously awarded to each of the respective executive officers. The unvested shares of restricted stock and the Restricted Stock Agreements previously executed in connection with the prior grants were terminated in connection with the grant of the phantom shares and the execution of the respective Phantom Share Agreements in connection therewith.

Since the phantom shares are in replacement of the unvested shares of restricted stock previously awarded to the executive officers, the awards will continue to vest over the periods set forth in the original Restricted Stock Agreements on the anniversary dates of the original agreements. As such, 1,500 shares of Mr. Raffaele’s phantom shares will vest in three equal annual installments beginning October 1, 2006 and the remaining 3,000 shares will vest in four equal installments beginning October 3, 2006. With respect to the 3,750 phantom shares granted to Mr. Lyles, the shares will vest in three equal annual installments beginning May 2, 2007. With respect to the grant to Mr. Brown, 2,000 shares of Mr. Brown’s phantom shares will vest in four equal annual installments beginning January 1, 2007 and the remaining 1,500 shares will vest in three equal installments beginning April 1, 2007. Notwithstanding the foregoing, the phantom shares will become completely vested upon a change of control (as defined in the Plan) or the termination of employment by reason of death or disability that entitles the executive to benefit under the Company’s long-term disability plans.

The phantom share awards are subject to the terms of the Plan and the individual Phantom Share Agreements which are attached hereto as exhibits and incorporated by reference herein. The foregoing summary of the terms of the phantom share awards is qualified in its entirety by reference to the Plan and the individual award agreements.

The Company is also filing herewith the form of the Phantom Share Agreement used by the Company in connection with customary grants of Phantom Shares under the Plan.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Phantom Share Agreement dated August 9, 2006 between Sterling Bancshares, Inc. and Stephen C. Raffaele.

10.2	Phantom Share Agreement dated August 9, 2006 between Sterling Bancshares, Inc. and Stephen C. Raffaele.

10.3	Phantom Share Agreement dated August 9, 2006 between Sterling Bancshares, Inc. and Sonny B. Lyles.

Exhibit No.	Description

10.4	Phantom Share Agreement dated August 9, 2006 between Sterling Bancshares, Inc. and Allen D. Brown.

10.5	Phantom Share Agreement dated August 9, 2006 between Sterling Bancshares, Inc. and Allen D. Brown.

10.6	Form of Phantom Share Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.

Sterling Bancshares, Inc.

Date: August 15, 2006	By:	/s/ James W. Goolsby, Jr.
James W. Goolsby, Jr.
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Phantom Share Agreement dated August 9, 2006 between Sterling Bancshares, Inc. and Stephen C. Raffaele.

10.2	Phantom Share Agreement dated August 9, 2006 between Sterling Bancshares, Inc. and Stephen C. Raffaele.

10.3	Phantom Share Agreement dated August 9, 2006 between Sterling Bancshares, Inc. and Sonny B. Lyles.

10.4	Phantom Share Agreement dated August 9, 2006 between Sterling Bancshares, Inc. and Allen D. Brown.

10.5	Phantom Share Agreement dated August 9, 2006 between Sterling Bancshares, Inc. and Allen D. Brown.

10.6	Form of Phantom Share Agreement.